UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 11, 2023
JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-49728		87-0617894
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

27-01 Queens Plaza North	Long Island City	New York	11101
(Address of principal executive offices)			(Zip Code)
(718) 286-7900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	JBLU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2023, JetBlue Airways Corporation (“JetBlue” or the “Company”) announced the appointment of Dawn Southerton as Vice President, Controller, effective December 11, 2023 (the “Effective Date”). Ms. Southerton succeeds Al Spencer as principal accounting officer as of the Effective Date.

Ms. Southerton, 56, most recently served as Vice President and Controller, Pepsi Beverages Company from August 2018 to August 2023, having served in roles of increasing responsibility since joining PepsiCo in 2005. Ms. Southerton holds a Bachelor of Commerce degree from the University of Alberta and is a Chartered Professional Accountant.

In connection with Ms. Southerton’s appointment, the Company entered into an offer letter pursuant to which she will be receive an annual base salary of $375,000 and be eligible for a target bonus of up to 40% of her annual base salary based on Company and individual performance. She will also receive a one-time equity award of $100,000 in restricted share units pursuant to the JetBlue Airways Corporation 2020 Omnibus Equity Incentive Plan, which will vest in three equal annual installments commencing on the first anniversary of the grant date. In addition, Ms. Southerton will be eligible to participate in the Company’s equity and benefit programs commensurate with other crewleaders of her level.

There are no arrangements or understandings between Ms. Southerton and any other person pursuant to which she was appointed. Ms. Southerton does not have any family relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer, and there are no transactions in which Ms. Southerton has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

The public announcement regarding the foregoing appointment described in Item 5.02 of this Current Report on Form 8-K was made by means of a press release on December 11, 2023, which is furnished herewith as Exhibit 99.1.

The information included under this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated December 11, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION
(Registrant)

Date:	December 11, 2023	By:	/s/ Brandon Nelson
Brandon Nelson
General Counsel and Corporate Secretary